UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 15, 2005

                            Vocalscape Networks, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    000-27277
                                    ---------
                            (Commission File Number)

                                   98-0207554
                                   ----------
                        (IRS Employer Identification No.)

                            305 - 1847 West Broadway
                           Vancouver, British Columbia
                                 Canada V6J 1Y6
               (Address of principal executive offices)(Zip Code)

                                 (604) 696-6313
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

At a special meeting of the Board of Directors of Vocalscape held on November 15, 2005, the Board of Directors appointed Robert Girouard to the Board of Directors.

Mr. Girouard, age 51, is currently President of Girouard Associates, Inc., and has been building homes for over 30 years. Girouard Associates, Inc. builds between 14 and 16 new homes per year.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Vocalscape Networks, Inc,
                                              (Registrant)


Date: December 21, 2005                       By: /s/  Ron McIntyre
                                                  ------------------------------
                                                  Name:  Ron McIntyre
                                                  Title: President and Secretary


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